                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [ ]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                             ROWAN COMPANIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             ROWAN COMPANIES, INC.
                      2800 POST OAK BOULEVARD, SUITE 5450
                           HOUSTON, TEXAS 77056-6127

C. R. PALMER
CHAIRMAN OF THE BOARD

                                                 March 19, 2003

Dear Stockholder:

         We invite you to attend the Annual Meeting of Stockholders of Rowan Companies, Inc., which will be held in the Williams Auditorium located on Level 2 of the Williams Tower, 2800 Post Oak Boulevard, Houston, Texas, on Friday, April 25, 2003 at 9:00 a.m., Central Time. Your Board of Directors and management look forward to greeting personally those stockholders able to attend.

         At the meeting, stockholders will be asked to elect three Class III Directors. YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES FOR CLASS III DIRECTOR.

         Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the meeting. You are requested to sign, date and mail the enclosed proxy promptly.

         Both your interest and participation in the affairs of the Company are appreciated.

                                                 Sincerely,

                                                 /s/ C. R. PALMER

                                                 C. R. Palmer
                                                 Chairman and
                                                 Chief Executive Officer

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                 NOTICE OF ANNUAL MEETING OF ROWAN STOCKHOLDERS
--------------------------------------------------------------------------------

DATE:       Friday, April 25, 2003

TIME:       9:00 a.m., Central Time

PLACE:      Williams Tower, Level 2 Auditorium
            2800 Post Oak Boulevard
            Houston, Texas

PURPOSE:    - To elect three Class III Directors for three-year terms
            - To conduct other business if properly raised

Only stockholders of record on February 28, 2003 may vote at the meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED RETURN ENVELOPE AT YOUR EARLIEST CONVENIENCE.

/s/ MARK H. HAY

Mark H. Hay
Secretary

March 19, 2003

Rowan Companies, Inc. 2003 Proxy Statement

TABLE OF CONTENTS                                                           PAGE
--------------------------------------------------------------------------------

General Information............................................................1

Election of Directors..........................................................2

Director Compensation..........................................................4

Board Committees...............................................................4

Director and Officer Stock Ownership...........................................6

Compensation Committee Report on Executive Compensation........................7

Audit Committee Report.........................................................9

Executive Compensation Tables.................................................11

Stock Performance Graphs......................................................14

Security Ownership of Certain Beneficial Owners...............................16

Additional Information........................................................17

Audit Committee Charter...............................................Appendix A

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

WHO MAY VOTE

Stockholders of Rowan Companies, Inc., as recorded in our stock register on February 28, 2003, may vote at the meeting.

HOW TO VOTE

You may vote in person at the meeting or by proxy. We recommend you vote by proxy even if you plan to attend the meeting. You can always change your vote at the meeting.

HOW PROXIES WORK

Rowan's Board of Directors is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting in the manner you have indicated on the proxy card. You may vote for all, some or none of our director nominees. You may also abstain from voting.

If you sign and return the enclosed proxy card but do not indicate your vote, the proxies will vote your shares in favor of our director nominees.

You may receive more than one proxy card depending on how you hold your shares. Shares registered in your name are covered by one card and any shares held by someone else, such as a stockbroker, may be covered by a separate card. Rowan employees receive a separate card for any shares they hold in Rowan's 401(k) plans.

HOW WE SOLICIT PROXIES

We are mailing this proxy statement and the proxy card on or about March 19, 2003. In addition to this mailing, Rowan employees may solicit proxies personally, electronically or by telephone. Rowan will pay all costs of solicitation and has retained D. F. King & Co., Inc. to assist with the solicitation at an estimated cost of $8,000, plus reasonable expenses. We also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending these materials to you.

REVOKING A PROXY

You may revoke your proxy before it is voted by submitting a new proxy card with a later date, by voting in person at the meeting or by notifying Rowan's Corporate Secretary in writing before 5:00 P.M., Central Time, on the day before the meeting at the address listed under "Questions?" on page 18.

VOTING SECURITIES OUTSTANDING

On February 28, 2003, there were 93,617,175 shares of Rowan's common stock outstanding. Each share is entitled to one vote on the matters to be presented at the meeting.

QUORUM

In order to carry on the business of the meeting, we must have a quorum. This means that at least a majority of the outstanding shares must be represented at the meeting, either by proxy or in person. You are considered present at the meeting if you attend or are represented by a valid proxy, regardless of whether your proxy card is marked as casting a vote or as abstaining or is left blank. Any shares owned by Rowan and held in treasury are not voted and do not count for this purpose.

VOTES NEEDED

The election of each nominee for Class III Director will be approved if the votes cast for such nominee exceed the votes cast against him. Unless another vote is specifically required by law or by Rowan's Bylaws, any other matter shall be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. Only votes cast for or against count. Abstentions and broker non-votes count for quorum purposes, but not for voting purposes. Broker non-votes occur when a broker returns a proxy, but does not have the authority to vote on a particular matter.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                             ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

The Rowan Board of Directors consists of three classes:

- Class I has three directors
- Class II has three directors
- Class III has three directors

Each class of directors is elected for a three-year term, and the current terms will expire on the date of Rowan's annual meeting, in the year indicated:

- Class I     2004
- Class II    2005
- Class III   2003

Three Class III Directors are to be elected at this meeting. Each current member of the Class, Henry O. Boswell, Frederick R. Lausen and C. R. Palmer, has been selected by the Nominating and Corporate Governance Committee to be a Class III nominee, a decision with which the Board concurred.

If a director nominee becomes unavailable to serve prior to the election, your proxy card authorizes us to vote for a replacement nominee if the Board names one.

   THE BOARD RECOMMENDS THAT YOU VOTE FOR EACH OF THE NOMINEES LISTED BELOW.
--------------------------------------------------------------------------------

                               DIRECTOR NOMINEES

                                                                                                     DIRECTOR
NAME                                PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS(1)          AGE      SINCE
----                          ------------------------------------------------------------   ---     --------
                                     CLASS III (TERM TO EXPIRE IN 2006)

Henry O. Boswell              Retired in 1987; formerly President (1983-1987) of Amoco       73       1988
                              Production Company (oil and gas production)

Frederick R. Lausen           Retired May 31, 2002; formerly Vice President (1986 to May     65       2000
                              2002) of Davis Petroleum, Inc. (oil and gas production)

C. R. Palmer                  Chairman of the Board and Chief Executive Officer of the       68       1969
                              Company since August 1, 2002; Chairman of the Board,
                              President and Chief Executive Officer of the Company from
                              January 1972 to August 2002(2)

                                             (Table continued on following page)

Rowan Companies, Inc. 2003 Proxy Statement

                              CONTINUING DIRECTORS

                                                                                                     DIRECTOR
NAME                                PRINCIPAL OCCUPATION FOR THE PAST FIVE YEARS(1)          AGE      SINCE
----                          ------------------------------------------------------------   ---     --------
                                       CLASS I (TERM EXPIRES IN 2004)

Hans M. Brinkhorst            Retired in 1986; formerly Managing Director of the Royal       73        1998
                              Dutch/Shell Group of Companies' oil and gas exploration,
                              production and transportation operations in Oman and
                              Malaysia

William T. Fox III            Managing Director responsible for the global energy and        57        2001
                              mining business of Citibank, N.A. (corporate banking) since
                              1994

H. E. Lentz                   Consultant to Lehman Brothers Inc. (investment bankers)        58        1990
                              since January 2003; Managing Director of Lehman Brothers
                              Inc. (1993 to January 2003)

                                       CLASS II (TERM EXPIRES IN 2005)

R. G. Croyle                  Vice Chairman of the Board and Chief Administrative Officer    60        1998
                              of the Company since August 1, 2002; Executive Vice
                              President of the Company from October 1993 to August 2002(2)

D. F. McNease                 President of the Company since August 1, 2002; Executive       51        1998
                              Vice President of the Company and President of its Drilling
                              Subsidiaries from April 1999 to August 2002; Senior Vice
                              President of the Company from October 1993 to April 1999(2)

Lord Moynihan                 Executive Chairman of London-based Consort Resources Ltd.      47        1996
                              (energy investments) since 1999 and Senior Partner of
                              London-based Colin Moynihan Associates (CMA) (energy
                              advisors) since 1993; Member of the British House of Lords
                              (May 1997 to present)

--------------------------------------------------------------------------------

(1) Directorships other than those listed in the table are as follows: Mr. Boswell is a director of Cabot Oil & Gas Corporation and Mr. Lentz is a director of P&L Coal Holdings, Inc.

(2) Information regarding the compensation of Messrs. Croyle, McNease and Palmer is disclosed in the Summary Compensation Table under "Executive Compensation Tables" on page 11.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                             DIRECTOR COMPENSATION
--------------------------------------------------------------------------------

Rowan employees receive no additional compensation for serving as directors. Nonemployee directors receive a base fee of $30,000 annually, $750 per regular or special Board meeting attended, $500 per committee meeting attended and reimbursement for reasonable travel expenses. The Board of Directors held five meetings in 2002. Each director attended at least 75% of the meetings of the Board and Committees on which he served.

Each nonemployee director may also be selected to receive a nonqualified stock option grant under the 1998 Rowan Companies, Inc. Nonemployee Directors Stock Option Plan. Eligibility and the terms and conditions of each grant are determined by the Board of Directors, with the Board generally setting the amounts granted at the median of the range in comparison to peer group companies. Options granted under the plan become 100% exercisable one year after the date of grant and expire after five years. No options were granted under the plan in 2002.

--------------------------------------------------------------------------------
                                BOARD COMMITTEES
--------------------------------------------------------------------------------

The functions performed by the committees of the Board of Directors are as follows:

THE AUDIT COMMITTEE has as its principal functions those responsibilities described in the Audit Committee Report on pages 9 and 10 and in the Audit Committee's Charter attached as Appendix A.

Committee members: Messrs. Boswell (Chairman), Fox and Lausen

2002 meetings: three

THE NOMINATING COMMITTEE generally designates, on behalf of the Board of Directors, candidates for the directors of the class to be elected at the next meeting of stockholders. The Committee will consider for election to the Board qualified nominees recommended by stockholders. To make such a recommendation, stockholders should submit to the Company's Secretary at the address listed under "Questions?" on page 18 a biographical sketch of the prospective candidate, which should include age, principal occupation, business experience and other directorships, including positions previously held or now held. Any such stockholder recommendations must be submitted not less than 60 days prior to the anniversary date of the previous annual meeting and, in the case of a special meeting, not more than ten days following the earlier of the date of the meeting notice or the public announcement notice.

Committee members: Messrs. Brinkhorst, Fox, Lentz and Moynihan

2002 meetings: four

On January 23, 2003, the Nominating Committee was reconstituted as the NOMINATING AND CORPORATE GOVERNANCE COMMITTEE, which identifies qualified board candidates and develops and recommends to the Board of Directors the corporate governance principles applicable to the Company. The Committee's members include Messrs. Lentz (Chairman), Boswell, Brinkhorst, Fox, Lausen and Moynihan.

Rowan Companies, Inc. 2003 Proxy Statement

THE COMPENSATION COMMITTEE recommends to the Board of Directors the compensation to be paid to the executive and other officers of the Company and its subsidiaries and any plan for additional compensation that it deems appropriate. In addition, the Committee administers the Company's debenture plans and employee stock option plan, having broad authority to interpret the plans and to make all determinations necessary or advisable for the administration of the plans. See the Committee's report on pages 7 and 8.

Committee members: Messrs. Boswell (Chairman), Brinkhorst and Lentz

2002 meetings: three

THE EXECUTIVE COMMITTEE has the authority to exercise all of the powers of the Board in the management of the business and affairs of the Company, except for certain qualifications noted in the Company's Bylaws.

Committee members: Messrs. Palmer (Chairman), Boswell, Brinkhorst and Lausen

2002 meetings: none

THE HEALTH, SAFETY AND ENVIRONMENT COMMITTEE reviews the Company's performance and policies with respect to health, safety and environmental matters and, when appropriate, makes recommendations to the full Board regarding such matters.

Committee members: Messrs. Palmer (Chairman), Boswell, Croyle, McNease and Moynihan

2002 meetings: four

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                      DIRECTOR AND OFFICER STOCK OWNERSHIP
--------------------------------------------------------------------------------

As of February 28, 2003, Rowan's directors and officers collectively owned 4,092,279 shares or 4.4% of the Company's outstanding common stock, including shares acquirable through April 29, 2003 by the exercise of stock options or the conversion of subordinated debentures. No continuing director, nominee or executive officer owned more than 1% of Rowan's outstanding shares, except Mr. Palmer who owned 2.2% of the common stock.

The following table sets forth the number of shares of Rowan stock owned by each director, the five most highly compensated executive officers of the Company and all directors and executive officers as a group. Unless otherwise indicated, each individual has sole voting and dispositive power with respect to the shares shown below.

--------------------------------------------------------------------------------

                                                                       SHARES ACQUIRABLE WITHIN 60 DAYS(2)
                                                  -----------------------------------------------------------------------------
                                                                          DEBENTURES (SERIES AND CONVERSION PRICE)
                            SHARES                              -----------------------------------------------------------------
                         BENEFICIALLY     401(K)                SERIES III   SERIES A   SERIES B   SERIES C   SERIES D   SERIES E
NAME                        OWNED         PLAN(1)    OPTIONS      $6.75       $29.75     $14.06     $28.25     $32.00     $13.12
---------------------    ------------     -------   ---------   ----------   --------   --------   --------   --------   --------
Directors:
  Henry O. Boswell          73,600(3)                  17,000
  Hans M. Brinkhorst         1,000                     17,000
  R. G. Croyle              21,000                     71,693                 16,807     35,556     26,229
  William T. Fox III                                    8,000
  Frederick R. Lausen       17,000(4)                  11,000
  H. E. Lentz               33,200(5)                  14,000
  D. F. McNease              1,005         7,549       79,193      81,483     16,807     35,556     26,229
  Lord Moynihan              1,000                     17,000
  C. R. Palmer             579,021(6)      9,438      184,636     711,111     84,034    177,777    134,973    150,000     22,713
Other Executive Officers:
  E. E. Thiele              42,000         7,610       68,494     162,963     16,807     35,556     26,229
  P. L. Kelly               10,000                     35,147                 10,084     11,377     14,973
All Directors and
  Executive Officers
  as a group (21 in
  number)                  958,209        38,257    1,094,033   1,081,483    161,345    331,377    254,862    150,000     22,713


                         TOTAL
                       BENEFICIAL
NAME                   OWNERSHIP
---------------------  ----------
Directors:
  Henry O. Boswell        90,600
  Hans M. Brinkhorst      18,000
  R. G. Croyle           171,285
  William T. Fox III       8,000
  Frederick R. Lausen     28,000
  H. E. Lentz             47,200
  D. F. McNease          247,822
  Lord Moynihan           18,000
  C. R. Palmer         2,053,703
Other Executive Offic
  E. E. Thiele           359,659
  P. L. Kelly             81,581
All Directors and
  Executive Officers
  as a group (21 in
  number)              4,092,279

--------------------------------------------------------------------------------

(1) Reflects shares of Rowan stock allocated to participants in the Rowan Companies, Inc. Savings and Investment Plan. The Plan participants have sole voting power and limited dispositive power over such shares.

(2) Included herein are shares of Rowan stock that may be acquired through April 29, 2003 through the exercise of Nonqualified Stock Options and the conversion of Series III, Series A, Series B, Series C, Series D and Series E Floating Rate Subordinated Convertible Debentures.

(3) Includes 23,000 shares held by Dome Lake Investments, Ltd., in which Mr. Boswell and his wife hold a 59% interest in the general partner's 99% interest and a 60% interest in the limited partner's 1% interest. Mr. Boswell disclaims beneficial ownership of such shares except to the extent of his pecuniary interest. Also included are 23,000 shares owned by Mr. Boswell's wife. Mr. Boswell disclaims beneficial ownership of such shares.

(4) Mr. Lausen's shares are owned jointly with his wife.

(5) Mr. Lentz's shares are owned jointly with his wife. The total includes 200 shares held in the names of Mr. Lentz's two minor children with respect to which Mr. Lentz's wife serves as custodian. Mr. Lentz disclaims beneficial ownership of such shares.

(6) Includes 33,132 shares held in a charitable foundation for which Mr. Palmer is one of three trustees. Mr. Palmer has no pecuniary interest in the shares held in such charitable foundation and disclaims beneficial ownership of such shares. Also included are 1,680 shares owned by Mr. Palmer's wife. Mr. Palmer disclaims beneficial ownership of such shares.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

COMPENSATION POLICY FOR EXECUTIVE OFFICERS

Under the supervision of the Compensation Committee (the "Committee") of the Board of Directors, Rowan has developed and implemented compensation policies and programs that seek to retain and motivate employees whose performance contributes to our goal of maximizing stockholder value in a volatile industry. In addition, these compensation policies attempt to align the executive officers' interests with those of the stockholders by providing incentive compensation related to the value of Rowan's common stock. The Committee makes compensation decisions after reviewing recommendations prepared by Rowan's Chief Executive Officer, with the assistance of other Company personnel. Rowan historically has combined salaries with stock option grants, convertible debenture offerings and selected cash bonuses to provide a compensation balance. The balance established by the Committee is designed to recognize past performance, retain key employees and encourage future performance.

In approving and establishing compensation for an executive officer, several factors are considered by the Committee. Performance criteria include individual contribution and performance, overall Rowan performance versus that of its competitors and performance of Rowan's common stock in comparison to prior levels and to the relative stock prices of its competitors. When evaluating individual performance, particular emphasis has been placed on the executive officer's ability to develop innovative ways to obtain better returns on Rowan's assets and to respond to prevailing conditions in the drilling, aviation and manufacturing industries. Emphasis is placed upon an individual's integrity, loyalty and competence in his areas of responsibility. When evaluating the foregoing performance criteria in setting executive compensation, the Committee gives greatest weight to those factors it believes have or will contribute the most towards maximizing stockholder value and increasing Rowan's financial viability. The factors that contribute the most towards these goals vary depending on the state of the industries in which Rowan operates.

In addition to the factors discussed above, the Committee considered Rowan's operating results and profitability, management of its assets and debts and increasing market share. Additionally, the Committee's objectives included setting salaries which are both externally competitive relative to the industry and internally equitable when considering performance and responsibility levels. Competitor comparisons for purposes of determining executive officer compensation consisted of a comparison to Rowan's principal competitors and certain additional public companies in the energy service industry. Although no specific target has been established, the Committee generally seeks to set salaries at the median to high end of the range in comparison to peer group companies. Measurement of each individual's performance is to some extent subjective, and Rowan does not make compensation awards based on the degree to which an individual achieves predetermined objective criteria.

The Compensation Committee met three times during 2002. At its January 2002 meeting, the Committee deliberated over the status of the Company's long-term incentive plans, in particular the Nonqualified Stock Option Plan and Convertible Debenture Incentive Plan. The Committee believes that Debenture offers and stock option grants are an effective way to incentivize management and determined that each plan should be amended to afford continuing opportunities to award such offers and grants in the future. The amendments proposed by the Committee were later ratified by the Company's Board of Directors and approved by vote of the Company's stockholders at the April 26, 2002 Annual Meeting. The Committee is considering whether the Debenture Plan should be amended as a result of the enactment of the Sarbanes-Oxley Act.

At its April 2002 meeting, the Committee determined, based upon the continuing weakness in industry conditions then prevailing and their generally negative effects on the Company's operations, that none of the Named Executive Officers, nor any other Rowan officer, would receive a salary increase at that time. The Committee determined, however, that in recognition of the Company's financial performance in 2001 in achieving record revenues and a level of net income exceeding that of 2000, each of the Named Executive Officers, including Mr. Palmer (see "Chief Executive Officer Compensation" below), would

Rowan Companies, Inc. 2003 Proxy Statement

receive a cash bonus in April 2002 at least equal to the one he received in April 2001. In addition, all other Rowan officers, and certain key operations personnel, received bonuses ranging from $20,000 to $125,000.

At its July 2002 meeting, the Committee considered the proposed change in the Company's executive management, in particular the promotions, to be effective August 1, 2002, of Mr. McNease to President of the Company and of Mr. Croyle to Vice Chairman of the Board. The Committee determined to grant to Messrs. McNease and Croyle, each a Named Executive Officer, nonqualified stock options for 50,000 shares each, which are exercisable at $18.45 per share, the average of the high and low sales prices on the grant date, through July 2012. The primary basis for these stock option grants was to incentivize Messrs. McNease and Croyle to continue positioning the Company, in extremely competitive conditions, to be able to withstand a prolonged downturn and, ultimately, to respond to improving market conditions. Amounts and exercise prices of previous option grants to and held by Messrs. McNease and Croyle were taken into account when determining the amount of new option awards.

CHIEF EXECUTIVE OFFICER COMPENSATION

The Committee's determination for establishing Mr. Palmer's compensation for 2002 was made in April 2002 based on several factors, including the Committee's review of Rowan's competitive position, ability to respond to market conditions and ability to complete the change in management.

No specific quantitative measure of Rowan's performance was used for this purpose. Emphasis was also placed on evaluating Rowan's performance versus the performance of its principal competitors as well as certain additional public companies in the energy service industry. The Committee considered Rowan's relatively strong position in the contract drilling industry, the successful design and implementation of its rig fleet expansion program and the favorable resolution of the Gorilla V contract dispute, which the Committee believes have been in large part attributable to Mr. Palmer's abilities and contributions.

In April 2002, the Committee's deliberations with respect to Mr. Palmer's compensation centered on Rowan's favorable resolution of the Gorilla V contract dispute and his management of Rowan resources and personnel. The Committee continues to believe that tying a significant portion of the chief executive officer's compensation to the interests of the stockholders is a prudent remuneration policy. The Committee also took into consideration the fact that limitations on the Company's long-term incentive plans at September 20, 2001, the date of the most recent awards under such plans, had limited amounts awarded to Mr. Palmer at that date to a level that the Committee felt was significantly below what was appropriate. Accordingly, the Committee granted to Mr. Palmer nonqualified stock options for 138,544 shares, which are exercisable at $13.12 per share, through April 2012. The exercise price per share was equal to the average of the high and low sales prices of the Company's stock on September 20, 2001 because of the unavailability discussed above. The Committee made no change to Mr. Palmer's annual salary and awarded him a $2,000,000 bonus, $700,000 more than he received in the prior year.

OTHER MATTERS

The Committee has also continued to discuss and consider a provision of the tax code that will generally limit Rowan's ability to deduct compensation in excess of $1 million to a particular executive. The Committee will continue to consider the deductibility of the compensation paid to its executive officers in the future.

This report has been provided by the following members of the Committee:

     Henry O. Boswell, Chairman
     Hans M. Brinkhorst
     H. E. Lentz

     Date: March 19, 2003




The foregoing report of the Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                             AUDIT COMMITTEE REPORT
--------------------------------------------------------------------------------

MEMBERSHIP AND ROLE OF THE AUDIT COMMITTEE

The Audit Committee presently consists of three nonemployee members of the Board of Directors: Henry O. Boswell (Chairman), William T. Fox III and Frederick R. Lausen. The Audit Committee operates under a written charter adopted by the Board of Directors, which is included in this proxy statement as Appendix A. Each of the members of the Audit Committee meets the independence requirements of the New York Stock Exchange currently in effect and is financially literate as such qualifications are interpreted by the Board of Directors in its business judgment.

The Audit Committee is responsible for monitoring the integrity of the Company's consolidated financial statements, the annual audit and the independence and performance of the Company's independent auditors. The Audit Committee also recommends to the Board of Directors the appointment of the Company's independent auditors. Management is responsible for the Company's financial reporting process, including internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee the audit. However, the Audit Committee is not professionally engaged in the practice of accounting, auditing and evaluating auditor independence. The Audit Committee relies, without independent investigation, on the information provided to it and on the representations made by management and the independent auditors in fulfilling its oversight and all other responsibilities.

In this context, the Audit Committee held three meetings during fiscal year 2002. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, the internal accounting personnel and the Company's independent auditors and to perform the responsibilities required by the rules and regulations of the Securities and Exchange Commission and the New York Stock Exchange.

REVIEW OF THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR THE YEAR ENDED DECEMBER 31, 2002

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the year ended December 31, 2002 with the Company's management. The Audit Committee has also discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, regarding communication with audit committees.

The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board No. 1 regarding independence discussions with audit committees, and the Audit Committee has discussed with Deloitte & Touche its independence.

Based on the Audit Committee's review and discussions with management and the independent auditors, and subject to the limitations of the Audit Committee's role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

In addition, the Audit Committee recommended to the Board of Directors the appointment of Deloitte & Touche LLP to conduct the audit of the Company's financial statements for fiscal year 2003.

Submitted by:

     Henry O. Boswell, Chairman
     William T. Fox III
     Frederick R. Lausen

Date: March 19, 2003

Rowan Companies, Inc. 2003 Proxy Statement

The foregoing report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

In evaluating the independence of Deloitte & Touche, the Audit Committee considered whether the provision of services to the Company beyond those rendered in connection with the audit and review of the Company's consolidated financial statements was compatible with maintaining its independence. The Audit Committee also reviewed the amount of fees paid to Deloitte & Touche for audit and non-audit services, which were as follows:

     AUDIT FEES: The aggregate fees for the professional services rendered by Deloitte & Touche in connection with their audit of our annual consolidated financial statements and reviews of the interim consolidated financial statements included in our quarterly reports on Form 10-Q during the year ended December 31, 2002 were approximately $555,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES: There were no professional services rendered by Deloitte & Touche in the 2002 fiscal year relating to financial information systems design and implementation.

     ALL OTHER FEES: The aggregate fees for all other services rendered by Deloitte & Touche during the year ended December 31, 2002 were approximately $159,000, including $63,000 for tax services, $55,000 for pension and 401(k) plan audits and $41,000 for actuarial services.

The Audit Committee concluded that the non-audit services provided to the Company and fees paid therefore did not adversely impact the independence of Deloitte & Touche.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                         EXECUTIVE COMPENSATION TABLES
--------------------------------------------------------------------------------

The following table sets forth the compensation of the Chief Executive Officer and the other four most highly paid executive officers of the Company (the "Named Executive Officers") for each of the last three years.

During such period, no Named Executive Officer received any perquisites or other personal benefits having an aggregate incremental cost to Rowan in excess of the lesser of $50,000 or 10% of his total annual salary and bonus as reported in this table.

SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------

                                               ANNUAL                      LONG-TERM
                                            COMPENSATION            COMPENSATION AWARDS(2)
NAME AND                              ------------------------    ---------------------------       ALL OTHER
PRINCIPAL POSITION            YEAR    SALARY(1)       BONUS       OPTIONS(3)    DEBENTURES(4)    COMPENSATION(5)
------------------            ----    ----------    ----------    ----------    -------------    ---------------
C. R. Palmer                  2002    $1,100,000    $2,000,000     138,544              --           $5,500
Chairman of the Board         2001     1,100,000     1,300,000          --         391,006            5,100
and CEO                       2000     1,050,000     1,000,000          --         180,000            5,100

R. G. Croyle                  2002       335,000       200,000      50,000              --            5,500
Vice Chairman                 2001       335,000       200,000     106,772              --            5,100
and CAO                       2000       320,000       140,000          --          35,009            4,542

D. F. McNease                 2002       335,000       200,000      50,000              --            5,500
President                     2001       335,000       200,000     106,772              --            5,100
and COO                       2000       320,000       140,000          --          35,009            5,100

E. E. Thiele                  2002       275,000       150,000          --              --            5,500
Senior Vice President --      2001       275,000       100,000      88,977              --            5,078
Finance, Administration       2000       262,500        70,000          --          35,009            4,614
and Treasurer

P. L. Kelly                   2002       225,000        50,000          --              --            5,500
Senior Vice President --      2001       225,000        50,000      35,591              --            4,969
Special Projects              2000       215,000        57,000          --          20,000            5,100

--------------------------------------------------------------------------------

(1) Represents calendar year salary compensation based upon annual rates approved by the Board of Directors effective May 1 of each year. No increase in annual rate was awarded to any Named Executive Officer in 2002.

(2) None of Named Executive Officers received any restricted stock awards during the last three years.

(3) Represents shares of Rowan stock that may be acquired through the exercise of nonqualified stock options issued to the Named Executive Officer on either April 26, 2002 or July 25, 2002, as set forth below under "Option Grants in Last Fiscal Year".

(4) Represents shares of Rowan stock that may be acquired through the conversion of Floating Rate Subordinated Convertible Debentures as follows:
    2001 -- Series D offered and issued on April 26th of that year and Series E offered and issued on September 20th of that year; 2000 -- Series C offered and issued on April 27th of that year. No debentures were offered or issued in 2002. See "Certain Transactions" on page 17 for further information. Shares acquirable by each Named Executive Officer upon conversion of Series C, Series D and Series E debentures are as follows:

    SERIES D            SHARES ACQUIRABLE ON APRIL 26,
    --------           ---------------------------------
    EXECUTIVE OFFICER   2002     2003     2004     2005     TOTAL
    -----------------  ------   ------   ------   ------   -------
    C. R. Palmer       75,000   75,000   75,000   75,000   300,000

                             SHARES ACQUIRABLE ON
    SERIES E                     SEPTEMBER 20,
    --------           ---------------------------------
    EXECUTIVE OFFICER   2002     2003     2004     2005    TOTAL
    -----------------  ------   ------   ------   ------   ------
    C. R. Palmer       22,713   22,713   22,790   22,790   91,006

    SERIES C            SHARES ACQUIRABLE ON APRIL 27,
    --------           ---------------------------------
    EXECUTIVE OFFICER   2001     2002     2003     2004     TOTAL
    -----------------  ------   ------   ------   ------   -------
    C. R. Palmer       44,991   44,991   44,991   45,027   180,000
    R. G. Croyle        8,743    8,743    8,743    8,780    35,009
    D. F. McNease       8,743    8,743    8,743    8,780    35,009
    E. E. Thiele        8,743    8,743    8,743    8,780    35,009
    P. L. Kelly         4,991    4,991    4,991    5,027    20,000

(5) Represents the amount of Rowan's matching contribution on behalf of the Named Executive Officer to the Rowan Companies, Inc. Savings and Investment Plan.

Rowan Companies, Inc. 2003 Proxy Statement

OPTION GRANTS IN LAST FISCAL YEAR

The Rowan Companies, Inc. Restated 1988 Nonqualified Stock Option Plan, as amended, was approved at the Company's 1998 Annual Meeting of Stockholders. The table below sets forth information pertinent to the April 26, 2002 and July 25, 2002 grants to the Named Executive Officers.

Options become exercisable or vest in 25% increments over a four-year period with the options being 100% exercisable four years after the date of grant. Vesting may accelerate under certain circumstances. All such options were outstanding at February 28, 2003.

--------------------------------------------------------------------------------

                                                    PERCENTAGE                                  POTENTIAL REALIZABLE VALUE
                                       NUMBER        OF TOTAL                                    AT ASSUMED ANNUAL RATES
                                      OF SHARES      OPTIONS                                   OF STOCK PRICE APPRECIATION
                                     UNDERLYING     GRANTED IN    EXERCISE                           FOR OPTION TERM
                                       OPTIONS        FISCAL        PRICE      EXPIRATION    --------------------------------
NAME                                   GRANTED         2002       PER SHARE       DATE             5%               10%
----                                 -----------    ----------    ---------    ----------    --------------    --------------
C. R. Palmer                            138,544        54.4%       $13.12      4-26-2012     $    1,143,140    $    2,896,941
All stockholders                     93,916,190(1)                  25.21(1)                  1,488,987,993     3,773,387,918

R. G. Croyle                             50,000        19.6%        18.45      7-25-2012     $      580,155    $    1,470,227
D. F. McNease                            50,000        19.6%        18.45      7-25-2012            580,155         1,470,227
All stockholders                     93,765,090(2)                  18.45(2)                  1,087,966,266     2,757,120,126

--------------------------------------------------------------------------------

(1) Represents the number of outstanding shares of Rowan common stock and the average per-share market price on April 26, 2002, the date of grant.

(2) Represents the number of outstanding shares of Rowan common stock and the average per-share market price on July 25, 2002, the date of grant.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

The table below reflects the value of stock options exercised during 2002 and the value of outstanding options at year-end 2002 for each of the Named Executive Officers.

--------------------------------------------------------------------------------

                                                                       NUMBER OF SHARES
                                                                    UNDERLYING UNEXERCISED           VALUE OF UNEXERCISED
                                       CLOSING                            OPTIONS AT               IN-THE-MONEY OPTIONS AT
                          SHARES       PRICE ON                       DECEMBER 31, 2002              DECEMBER 31, 2002(2)
                        ACQUIRED ON    EXERCISE      VALUE       ----------------------------    ----------------------------
NAME                     EXERCISE      DATE(1)      REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                    -----------    --------    ----------    -----------    -------------    -----------    -------------
C. R. Palmer                   --       $   --     $       --      150,000         138,544        $789,375       $1,327,252
R. G. Croyle                   --           --             --       56,693         130,079         269,894          548,557
D. F. McNease              10,000        25.38        243,800       64,193         130,079         468,269          548,557
E. E. Thiele                6,250        21.80        130,000       55,994          66,733         368,223          280,052
P. L. Kelly                 3,125        26.45         35,000       30,147          26,694         130,021          112,029

--------------------------------------------------------------------------------

(1) Based upon the last reported per-share sales price of Rowan's common stock on the New York Stock Exchange on the date of exercise.

(2) Represents the difference between the last reported per-share sales price of Rowan's common stock on the New York Stock Exchange on December 31, 2002 ($22.70) and the per-share exercise prices for in-the-money options ($1.00, $13.12, $15.25, $18.45 and $19.63) times the number of underlying shares.

Rowan Companies, Inc. 2003 Proxy Statement

PENSION PLANS

All Rowan employees (including executive officers but excluding non-U.S. citizens) who have completed the requisite service are eligible to participate in one of two non-contributory, defined benefit pension plans. Benefits under the drilling and aviation employees plan generally begin at age 60 and are based upon the employee's number of years of credited service and his average annual compensation during the highest five consecutive years of his final ten years of service. Compensation includes salary but excludes discretionary bonuses. The manufacturing employees plan is substantially similar to the drilling and aviation employees plan except that benefits begin at age 65 and are subject to reduction for Social Security benefits. As of January 1, 2003, Rowan had approximately 3,900 employees eligible to participate in its pension plans.

Rowan also sponsors pension restoration plans, which essentially replace any retirement income that is lost because of Internal Revenue Code limitations on benefits payable or the compensation level on which they are based. Both pension restoration plans are unfunded and benefits thereunder are paid directly by Rowan. Currently, the plans have eight participants, including each of the Named Executive Officers.

The following table illustrates, for representative average earnings and years of credited service levels, the annual retirement benefits payable to eligible drilling and aviation employees.

PENSION PLAN TABLE(1)
--------------------------------------------------------------------------------

                                           YEARS OF SERVICE(2)
               ----------------------------------------------------------------------------
COMPENSATION      15         20         25         30         35         40          45
------------   --------   --------   --------   --------   --------   --------   ----------
 $  150,000    $ 39,375   $ 52,500   $ 65,625   $ 78,750   $ 91,875   $105,000   $  118,125
    200,000      52,500     70,000     87,500    105,000    122,500    140,000      157,500
    250,000      65,625     87,500    109,375    131,250    153,125    175,000      196,875
    300,000      78,750    105,000    131,250    157,500    183,750    210,000      236,250
    400,000     105,000    140,000    175,000    210,000    245,000    280,000      315,000
    500,000     131,250    175,000    218,750    262,500    306,250    350,000      393,750
    600,000     157,500    210,000    262,500    315,000    367,500    420,000      472,500
    700,000     183,750    245,000    306,250    367,500    428,750    490,000      551,250
    800,000     210,000    280,000    350,000    420,000    490,000    560,000      630,000
    900,000     236,250    315,000    393,750    472,500    551,250    630,000      708,750
  1,000,000     262,500    350,000    437,500    525,000    612,500    700,000      787,500
  1,100,000     288,750    385,000    481,250    577,500    673,750    770,000      866,250
  1,200,000     315,000    420,000    525,000    630,000    735,000    840,000      945,000
  1,300,000     341,250    455,000    568,750    682,500    796,250    910,000    1,023,750
  1,400,000     367,500    490,000    612,500    735,000    857,500    980,000    1,102,500

--------------------------------------------------------------------------------

(1) The benefits payable under the drilling and aviation employees' pension plan as reflected in the table are not subject to reduction for Social Security benefits or other offset amounts.

(2) As of December 31, 2002, the Named Executive Officers were credited with years of service under Rowan's pension and pension restoration plans as follows:

        C. R. Palmer                               43
        R. G. Croyle                               29
        D. F. McNease                              28
        E. E. Thiele                               33
        P. L. Kelly                                20

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                            STOCK PERFORMANCE GRAPHS
--------------------------------------------------------------------------------

The line graph below compares the yearly and cumulative percentage changes in each of the Company's Common Stock, the Standard & Poor's Composite 500 Stock Index, and the Dow Jones Oil Drilling, Equipment and Services Index, for the five-year period ended December 31, 2002.

--------------------------------------------------------------------------------

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
     ROWAN COMMON STOCK, S&P 500 INDEX & DOW JONES OIL DRILLING, EQUIPMENT
                          AND SERVICES INDEX (DJ OIE)
                  (Assumes $100 Invested on December 31, 1997)

                              (PERFORMANCE GRAPH)

                                                     1997         1998         1999         2000         2001         2002

Rowan                                                $100         $ 32         $ 71         $ 89         $ 64         $ 75

S&P 500                                               100          129          156          141          125           97

DJ OIE                                                100           48           74          109           75           69

                         Fiscal Year Ended December 31
               * Total return assumes reinvestment of dividends.
--------------------------------------------------------------------------------

Rowan Companies, Inc. 2003 Proxy Statement

The previous line graph is presented pursuant to and in accordance with specific SEC rules which prescribe a five-year measurement period. Such rules also require the inclusion of a graph line reflecting a broad stock market benchmark, as reflected in the Standard & Poor's Composite 500 Index. We believe the contract drilling industry moves in very long cycles, significantly greater than five years, and that such cycles encompass extended periods of growth as well as extended periods of contraction. During much of the past eleven-year period, Rowan, and the industry as a whole, have generally experienced conditions more closely associated with the latter; though we anticipate industry growth in the years ahead.

Accordingly, we do not believe a five-year presentation of stockholder return is especially meaningful, but rather believe a comparison covering a longer period of time is more informative. Furthermore, we believe the breadth of the S&P 500 Index yields an unsuitable barometer for measuring stockholder return in an industry as volatile as that in which Rowan operates. The line graph comparison set forth below reflects the yearly percentage change in and cumulative total stockholder return for each of Rowan and the same Dow Jones Oil Drilling, Equipment and Services Index since the inception of the index, which commenced January 1, 1992.

--------------------------------------------------------------------------------

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           ROWAN COMMON STOCK & DOW JONES OIL DRILLING, EQUIPMENT AND
                            SERVICES INDEX (DJ OIE)
                  (Assumes $100 Invested on December 31, 1991)

                              (PERFORMANCE GRAPH)

                                 1991    1992    1993    1994    1995    1996    1997    1998    1999    2000    2001     2002
                                ------- ------- ------- ------- ------- ------- ------- ------- ------- ------- -------  -------

Rowan                            $100    $137    $157    $109    $167    $393    $530    $172    $377    $470    $337     $399

DJ OIE                            100      98     108      98     143     215     321     156     237     352     242      223

                         Fiscal Year Ended December 31
               * Total return assumes reinvestment of dividends.
--------------------------------------------------------------------------------

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

To the knowledge of the Company, no person owned more than 5% of its outstanding shares of common stock at February 28, 2003, except as set forth in the following table.

--------------------------------------------------------------------------------

                                                         VOTING POWER        INVESTMENT POWER
                                                      ------------------   --------------------                PERCENT OF
NAME AND ADDRESS                                        SOLE      SHARED      SOLE      SHARED      TOTAL        CLASS
----------------                                      ---------   ------   ----------   -------   ----------   ----------
FMR Corp.(1)                                          2,059,288      --    13,943,851        --   13,943,851    14.906%
82 Devonshire Street
Boston, Massachusetts 02109

J.P. Morgan Chase & Co.(2)                            4,087,961   5,380     5,271,518   197,618    5,469,236       5.8%
270 Park Avenue
New York, New York 10017

--------------------------------------------------------------------------------

(1) From the Schedule 13G filed by FMR Corp. (FMR) with the Securities and Exchange Commission on February 14, 2003. Such Schedule 13G indicates that beneficial ownership by FMR arises in its capacity as a parent holding company and that its wholly owned subsidiaries or affiliates had beneficial holdings as follows: Fidelity Management & Research Company, an investment advisor to various investment companies, beneficially owned 11,754,763 shares; Fidelity Management Trust Company, a bank, beneficially owned 597,343 shares; Strategic Advisors, Inc., an investment advisor to individuals, beneficially owned 1,000 shares; Geode Capital Management LLC, an investment advisor managed by certain shareholders and employees of FMR, beneficially owned 345 shares and Fidelity International Limited, an investment advisor to certain non-U.S. investment companies and institutional investors, beneficially owned 1,590,400 shares.

(2) From the Schedule 13G filed by J.P. Morgan Chase & Co. (J.P. Morgan) with the Securities and Exchange Commission on February 10, 2003. Such Schedule 13G indicates that beneficial ownership by J. P. Morgan arises in its capacity as a parent holding company and that such shares are held for its subsidiaries, specifically JPMorgan Chase Bank, J.P. Morgan Fleming Asset Management (USA) Inc., J.P. Morgan Investment Management Inc. and J.P. Morgan Trust Company, N.A.

Rowan Companies, Inc. 2003 Proxy Statement

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

CERTAIN TRANSACTIONS

In previous years, Mr. Palmer and certain other officers of the Company issued promissory notes in favor of Rowan in connection with their purchases from Rowan of one or more series of Floating Rate Subordinated Convertible Debentures. The promissory notes bear interest at the same rate as the debentures, prime + .5%, and mature at various dates from 2004 - 2011. The promissory notes are secured by a pledge of the debentures purchased and contain provisions for set-off, effectively protecting the Company from any credit risk since the face amount of the debentures are equal to the amount of the notes. The largest amounts of such promissory notes outstanding during 2002 were as follows:

C. R. Palmer                 $25,679,000(a)
E. E. Thiele                   3,089,000(a)
D. F. McNease                  2,689,001(a)
R. G. Croyle                   1,989,000(a)
C. W. Johnson                  1,674,000(a)
P. L. Kelly                    1,165,000(b)
D. C. Eckermann                1,165,000(b)

(a) Issued in connection with both 1986 Plan and 1998 Plan debentures
(b) Issued in connection with 1998 Plan debentures

No such promissory notes were issued in favor of the Company after enactment of the Sarbanes-Oxley Act.

During 2002, Rowan paid Citibank, N. A., its primary lender, approximately $697,000 in interest and fees. The financial terms of such borrowings reflected market conditions prevailing at the time of their origination and were reviewed and approved by the Company's Board of Directors. Mr. William T. Fox III, a Class I Director, is a Managing Director of Citibank, N. A.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

All of Rowan's directors, executive officers and any greater than ten percent stockholders are required by Section 16(a) of the Securities Exchange Act of 1934 to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Rowan common stock and to furnish the Company with copies of such reports. Based on a review of those reports and written representations that no other reports were required, we believe that all applicable Section 16(a) filing requirements were complied with during the year ended December 31, 2002.

STOCKHOLDER PROPOSALS

Any stockholder who wishes to submit a proposal for presentation at the 2004 Annual Meeting of Stockholders and for inclusion in the proxy statement and proxy card must forward such proposal to the Secretary of the Company, at the address indicated on page 18, so that the Secretary receives it no later than November 21, 2003.

Other stockholder proposals submitted for consideration at Rowan's 2004 Annual Meeting (but not for inclusion in the proxy statement or proxy card) must be received by the Secretary of the Company at the address indicated on page 18 no later than February 5, 2004.

If such timely notice of a stockholder proposal is given but is not accompanied by a written statement in compliance with applicable securities laws, Rowan's proxy committee may exercise discretionary voting authority over proxies with respect to such proposal if presented at the 2004 Annual Meeting.

OTHER BUSINESS

We are not aware of any other matters that are to be presented for action at the meeting. However, if any other matters properly come before the meeting, it is intended that the enclosed proxy will be voted in accordance with the discretion of the persons voting the proxy unless you indicate otherwise on your proxy.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of Deloitte & Touche LLP has been selected as principal auditors for the Company for the year ending December 31, 2003. A representative of Deloitte & Touche is expected to be present at the Annual Meeting of Stockholders on April 25, 2003 and will be offered the opportunity to make a

Rowan Companies, Inc. 2003 Proxy Statement

statement if he desires to do so. He will also be available to respond to appropriate questions.

FORM 10-K

THE COMPANY WILL FURNISH WITHOUT CHARGE TO ANY PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF SUCH PERSON, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND ANY FINANCIAL STATEMENT SCHEDULES THERETO. THE COMPANY WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K, UPON THE PAYMENT, IN ADVANCE, OF REASONABLE FEES RELATED TO THE COMPANY'S FURNISHING SUCH EXHIBIT(S). ALL REQUESTS FOR COPIES OF SUCH REPORT AND/OR EXHIBIT(S) SHOULD BE DIRECTED TO MR. MARK H. HAY, SECRETARY OF THE COMPANY, AT THE COMPANY'S PRINCIPAL ADDRESS AS SHOWN BELOW.

QUESTIONS?

If you have any questions or need more information about the annual meeting, write to us at our principal executive offices:

     Mark H. Hay, Secretary
     Rowan Companies, Inc.
     2800 Post Oak Boulevard
     Suite 5450
     Houston, Texas 77056-6127

Rowan Companies, Inc. 2003 Proxy Statement

                                                                      APPENDIX A
--------------------------------------------------------------------------------
                            AUDIT COMMITTEE CHARTER
--------------------------------------------------------------------------------

I. ORGANIZATION

The audit committee shall be comprised of three or more directors as determined by the Board of Directors, each of whom shall be non-employee directors, and free from any relationship that in the opinion of the Board would interfere with the exercise of independent judgement as a member of the committee. Each member shall meet the independence, financial literacy and experience requirements of the New York Stock Exchange.

The members of the committee shall be elected by the Board for a one-year term and may be re-elected for successive terms. One member of the audit committee will be elected by the Board as Chairman and will be responsible for the scheduling of regular and special meetings and the functioning of the committee.

II. STATEMENT OF POLICY

The audit committee shall provide assistance to the Board in fulfilling its oversight responsibilities to the shareholders in overviewing (i) the Company's accounting and reporting practices, and the quality and integrity of the financial reports of the Company, (ii) the compliance by the Company with legal and regulatory requirements and (iii) the independence and performance of the Company's independent auditor. The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee, subject to prior approval of the Board of Directors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

III. RESPONSIBILITIES AND PROCEDURES

In fulfilling its responsibilities to the Company's Board of Directors and shareholders, the audit committee will carry out certain procedures, as enumerated below. The timing and extent of specific steps to be taken within each such procedure is fully within the discretion of the Committee. The specific procedures employed by the Audit Committee will remain flexible, in order to best enable the Committee to react to changing conditions. Other responsibilities and procedures of the Audit Committee may be required from time to time by law, the Company's by-laws or the Board of Directors.

In fulfilling its responsibilities, the audit committee will:

- Recommend to the Board the independent auditor to be selected to audit the financial statements of the Company, which firm is ultimately accountable to the Audit Committee and the Board. Review and approve the fees and other compensation to be paid to the independent auditor. Review and discuss a written statement from the independent auditor detailing any and all relationships between the auditor and the Company that bear on the independence of the auditor.

- Review with the independent auditor and financial managers of the Company the scope of the proposed audit for the current year.

- Review the audited financial statements to be included or incorporated by reference in the Company's annual report on Form 10-K with management and the independent auditor, with a focus on significant financial reporting issues and judgements highlighted by management and the independent auditor. Inquire whether the independent auditor is satisfied with the disclosure and content of the financial statements to be presented to the shareholders. Review any major issues identified by the independent auditor regarding accounting and auditing principles, or any changes therein.

- Following completion of the annual audit, review with management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required

Rowan Companies, Inc. 2003 Proxy Statement

  information. Review any significant disagreements identified by management and the independent auditor in connection with the preparation of the financial statements.

- Review with the independent auditor, financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of internal controls. Particular emphasis should be given to the adequacy of the internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Obtain from the independent auditor assurance that no matters are reportable pursuant to Section 10A of the Securities Exchange Act of 1934. Discuss with the independent auditor other matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of an audit, such as proposed audit adjustments.

- Meet with the independent auditor without members of management present. Among the items to be discussed in this meeting are the independent auditors' evaluation of the competency of the Company's financial and accounting personnel, and the level of cooperation that the independent auditor received during the course of the audit.

- Evaluate the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

- Review a summary of the programs and policies of the Company designed to monitor compliance with applicable laws and regulations.

- Periodically review the Company's Policy Statement and Conflict of Interest Guide. Review the results of the annual survey of employees in key positions.

- Review a summary of the procedures established by the Company that monitor the compliance by the Company with its loan and indenture covenants and restrictions.

- Discuss any exceptions identified by the independent auditor resulting from their review of the Company's quarterly reports on Form 10-Q.

- Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

- Report through the Chairman to the Board following any meeting of the audit committee.

- Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

While the Audit Committee has certain responsibilities and powers, as set forth in this charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Policy Statement and Conflict of Interest Guide. The Audit Committee shall be entitled to rely on management and the independent auditor in fulfilling its oversight and all other responsibilities to it herein.

                             ROWAN COMPANIES, INC.
     PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  [X]


The Board of Directors unanimously recommends
a vote FOR:                                           FOR    WITHHOLD   FOR ALL
                                                      ALL       ALL      EXCEPT
1. Electing these nominees for Class III Directors:   [ ]       [ ]       [ ]
   0-1 - Henry O. Boswell, 02 - Frederick R. Lausen and 03 - C. R. Palmer, (except nominee(s) written below from whom vote is withheld)

   -------------------------------------------------
2. Authorizing the proxies, in their discretion, to vote on any other matter properly coming before the meeting.


                                            ----------------------------------
                                                        Signature

                                            ----------------------------------
                                                  Signature if held joint

                                            Dated                        2003
                                                   ---------------------

                                            Please complete, sign and return
                                            this proxy promptly in the enclosed
                                            envelope. Sign exactly as the name
                                            appears hereon. Executors,
                                            administrators, trustees, etc.
                                            should so indicate when signing.
                                            When shares are held by joint
                                            tenants, both should sign. If the
                                            signature is for a corporation,
                                            please sign the full corporate name
                                            by an authorized officer. If the
                                            signature is for a partnership,
                                            please sign the full partnership
                                            name by an authorized person. If
                                            shares are registered in more than
                                            one name, all holders must sign.


                           -- FOLD AND DETACH HERE --

                            YOUR VOTE IS IMPORTANT!

        PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
                             THE ENCLOSED ENVELOPE.

PROXY

                             ROWAN COMPANIES, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints C. R. Palmer and Mark H. Hay proxies, each with power to act without the other and with full power of substitution, and hereby authorizes each of them to represent and vote, as designated on the reverse side hereof, all the shares of stock of Rowan Companies, Inc. ("Company") standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held April 25, 2003 or any adjournment thereof.

IF CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS INDICATED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 IN ACCORDANCE WITH THE DISCRETION OF THE PERSONS VOTING THE PROXY WITH RESPECT TO ANY OTHER MATTER WHICH MAY PROPERLY COME BEFORE THE MEETING. ALL PRIOR PROXIES ARE HEREBY REVOKED.

          (Continued, and to be dated and signed, on the reverse side)